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Exhibit 3.51

ARTICLES OF AMENDMENT TO THE
ARTICLES OF ORGANIZATION
OF CORPORATE SECURITY INTEGRATION, LLC

        Pursuant to A.R.S. § 29.633, the undersigned limited liability company adopts the following Articles of Amendment to its Articles of Organization:

FIRST:	The name of the limited liability company is:
Corporate Security Integration, L.L.C.
SECOND:	The articles of Organization were originally filed with the Arizona Corporation Commission on April 14, 1999.
THIRD:	Paragraph One of the articles of Organization of the Company are amended as follows:
The name of the limited liability company is Henry Bros. Electronics, L.L.C.
FOURTH:	The Articles of Organization are further amended as follows:

        Management of this limited liability company is reserved to the Members. The name and address of each person who is a Member of the limited liability company is:

PhotoScan Systems, Inc. 1511 East Orangethorpe Avenue Suite A Fullerton, California 92831
FIFTH:	The Articles of Organization are further amended as follows:
The name and address of the current statutory agent is:
Marc D. Blonstein Titus, Brueckner & Berry, P.C. Scottsdale Centre, Suite B252 7373 North Scottsdale Road Scottsdale, Arizona 85253-3527

 ARTICLES OF ORGANIZATION
OF CORPORATE SECURITY INTEGRATION, LLC
(An Arizona Limited Liability Company)

1.	Name. The name of the limited liability company is: Corporate Security Integration LLC.
2.	Registered Office. The address of the registered office in Arizona is: 26624 N. 42nd Way, Cave Creek, AZ 85331 located in the County of Maricopa.
3.	Statutory Agent. (In Arizona) The name and address of the statutory agent of the company is: Robert Garrow 26624 N. 24nd Way, Cave Creek, AZ 85331.
4.	Dissolution. The latest date, if any, on which the limited liability company must dissolve is .
5.	Management.
☐
Management of the limited liability company is vested in a manager or managers. The names and addresses of each person who is a manager AND each member who owns a twenty percent or greater interest in the capital or profits of the limited liability company are:
☒	Management of the limited liability company is reserved to the members. The names and addresses of each person who is a member are:

Robert Garrison
☒ member	☐ manager	☒ member	☐ manager
Address:		Address:
26624 N. 42nd Way		4343 St.
Cave Creek, AZ 85331		Phoenix, AZ

☐ member	☐ manager	☐ member	☐ manager

Executed this 13th day of April 1999.
/s/ Robert Garrison
[Signature]		[Signature]
Robert Garrison
[Print Name Here]		[Print Name Here]
Phone (480) 502-0961		Fax (480)502-2872

Acceptance of Appointment by Statutory Agent

        I,      Robert Garrison                , having been designated to act as Statutory Agent, hereby consent to act in that capacity until removed or resignation is submitted in accordance with the Arizona Revised Statutes.

/s/ Robert Garrison Signature of Statutory Agent

 ARTICLES OF AMENDMENT TO THE
ARTICLES OF ORGANIZATION
OF CORPORATE SECURITY INTEGRATION, LLC

Pursuant to A.R.S. § 29.633, the undersigned limited liability company adopts the following Articles of Amendment to its Articles of Organization:
FIRST:	The name of the limited liability company is:
Corporate Security Integration, L.L.C.
SECOND:	The articles of Organization were filed on April 14, 1999.
THIRD:	The articles of Organization are amended as follows:
Management of this limited liability company is reserved to the Members. The name and address of each person who is a Member of the limited liability company is:
Patrick Warner 4241 East Modoc Drive Phoenix, Arizona 85044
FOURTH:	The Articles of Organization are further amended as follows:
The name and address of the current statutory agent is:
Robert Garrison 26624 N. 42nd Way Cave Creek, Arizona 85331
The name and address of the new statutory agent is:
Marc D. Blonstein Titus, Brueckner & Berry, P.C. Scottsdale Centre, Suite B252 7373 North Scottsdale Road Scottsdale, Arizona 85253-3527

DATED this 30th day of May, 2001.

/s/ Patrick Warner Patrick Warner
/s/ Robert Garrison Robert Garrison, former Member

CONSENT

        I, Marc D. Blonstein, having been designated to act as Statutory Agent for Corporate Security Integration, L.L.C., hereby consent to act in that capacity until removal or resignation is submitted in accordance with the Arizona Revised Statutes.

        DATED this 4th day of June, 2001

/s/ Marc D. Blonstein Marc D. Blonstein Attorney at Law Titus, Brueckner & Berry, P.C. Scottsdale Centre, Suite B-252 7373 North Scottsdale Road Scottsdale, Arizona 95253-3527 (480) 483-9600

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  Exhibit 3.51
ARTICLES OF AMENDMENT TO THE ARTICLES OF ORGANIZATION OF CORPORATE SECURITY INTEGRATION, LLC
ARTICLES OF ORGANIZATION OF CORPORATE SECURITY INTEGRATION, LLC (An Arizona Limited Liability Company)
ARTICLES OF AMENDMENT TO THE ARTICLES OF ORGANIZATION OF CORPORATE SECURITY INTEGRATION, LLC
CONSENT